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                                                                   Exhibit 10.22

                         AMENDMENT TO DEPOSIT AGREEMENTS

     WHEREAS, Navigation Technologies Corporation, a Delaware corporation ("NTC") and Koninklijke Philips Electronics N.V., a public company incorporated under the laws of The Netherlands, ("Philips") are parties to a Deposit Agreement dated May 21, 2002 (the "U.S. Deposit Agreement");

     WHEREAS, NTC assigned the U.S. Deposit Agreement to NAVTEQ North America, LLC (formerly known as Navigation Technologies North America, LLC) ("NTNA");

     WHEREAS, NAVTEQ B.V. (formerly known as Navigation Technologies B.V.) ("NTBV") entered into a Deposit Agreement with Philips dated September 26, 2003 (the "European Deposit Agreement")

     WHEREAS, NTNA and Philips each desire to amend certain terms of the U.S. Deposit Agreement;

     WHEREAS, NTBV and Philips each desire to amend certain terms of the European Deposit Agreement;

     NOW, THEREFORE, in consideration of the promises set forth herein, the parties hereto agree as follows:

     1. In this agreement the following words will have the meaning set out thereafter:

          "IPO" shall mean the initial public offering of certain of the common stock par value $0.001 per share of NAVTEQ Corporation, a Delaware company (hereinafter referred to as "NAVTEQ") for which on April 20, 2004, NAVTEQ filed a registration statement on Form S-1 (Registration No. 333-114637);

          "IPO Closing" shall mean the consummation and closing of the IPO;

     2. NTNA and Philips hereby agree to amend and restate the first sentence of Section 3 of the U.S. Deposit Agreement as follows:

               "Subject to Article 8 of this Agreement, the Facility shall expire on 12:01 a.m. Eastern time on the date of the IPO Closing(hereinafter referred to as "the Expiry Date")."

     3. NTBV and Philips hereby agree to amend and restate the first sentence of Section 3 of the European Deposit Agreement as follows:

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          "Subject to Article 8 of this Agreement, the Facility shall expire on
          12:01 a.m. Eastern time on the date of the IPO Closing (hereinafter referred to as "the Expiry Date")."

     4.   NTNA and Philips hereby agree to amend and restate paragraph a) of
          Section 8 of the U.S. Deposit Agreement as follows:

          "Philips may terminate this agreement at any moment upon prior notice. At termination, Philips shall repay to Depositor all outstanding Deposits and interest accrued thereon."

     5.   NTBV and Philips hereby agree to amend and restate paragraph a) of
          Section 8 of the European Deposit Agreement as follows:

          "Philips may terminate this agreement at any moment upon prior notice. At termination, Philips shall repay to Depositor all outstanding Deposits and interest accrued thereon."

     6. This Agreement shall be construed in accordance with the law of the Netherlands. All disputes arising out of and in connection with this Agreement shall be submitted to the competent courts which have jurisdiction.

                                      * * *

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     IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the __ day of ___________, 2004.


NAVTEQ B.V.


By: /s/ Lawrence M. Kaplan
   ---------------------------------------------------
Its: Vice President and General Counsel
    --------------------------------------------------


NAVTEQ NORTH AMERICA, LLC


By: /s/ Neil Smith
   ---------------------------------------------------
Its: Vice President and Corporate Controller
    --------------------------------------------------


KONINKLIJKE PHILIPS ELECTRONICS N.V.


By: /s/ M.A. Spielmann
   ---------------------------------------------------
Its: Senior Vice President, Philips Corporate Treasury
    --------------------------------------------------